                       ASSIGNMENT AND ASSUMPTION AGREEMENT

     ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of June 28, 2006, between
Residential Funding Corporation, a Delaware corporation ("RFC"), and Residential
Asset Mortgage Products, Inc., a Delaware corporation (the "Company").

                                    Recitals

     A. RFC has entered into seller contracts ("Seller Contracts") with the seller/servicers.

     B. The Company wishes to purchase from RFC certain Mortgage Loans (as hereinafter defined) originated pursuant to the Seller Contracts with respect thereto.

     C. The Company, RFC, as master servicer, and JPMorgan Chase Bank, N.A., as trustee (the "Trustee"), are entering into a Pooling and Servicing Agreement, dated as of June 1, 2006 (the "Pooling and Servicing Agreement"), pursuant to which the Trust proposes to issue Mortgage Asset-Backed Pass-Through
Certificates, Series 2006-RS4 (the "Certificates") consisting of sixteen classes designated as Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2,
Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9,
Class SB, Class R-I and Class R-II Certificates representing beneficial ownership interests in a trust fund consisting primarily of a pool of mortgage loans identified in Exhibit G to the Pooling and Servicing Agreement (the
"Mortgage Loans").

     D. In connection with the purchase of the Mortgage Loans, the Company will assign to or at the direction of RFC the Class SB, Class R-I and Class R-II
Certificates (collectively, the "Retained Certificates").

     E. In connection with the purchase of the Mortgage Loans and the issuance of the Certificates, RFC wishes to make certain representations and warranties to the Company and to assign certain of its rights under the Seller Contracts to the Company, and the Company wishes to assume certain of RFC's obligations under the Seller Contracts.

     F. The Company and RFC intend that the conveyance by RFC to the Company of all its right, title and interest in and to the Mortgage Loans pursuant to this
Agreement shall constitute a purchase and sale and not a loan.

     NOW THEREFORE, in consideration of the recitals and the mutual promises herein and other good and valuable consideration, the parties agree as follows:

     1. All capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

     2. Concurrently with the execution and delivery hereof, RFC hereby assigns to the Company without recourse all of its right, title and interest in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans in June, 2006). In consideration of such assignment, RFC will receive from the Company, in immediately available funds, an amount equal to $885,319,155 and the Retained
Certificates. In connection

with such assignment and at the Company's direction, RFC has in respect of each
Mortgage Loan endorsed the related Mortgage Note (other than any Destroyed
Mortgage Note) to the order of the Trustee and delivered an assignment of mortgage in recordable form to the Trustee or its agent. A Destroyed Mortgage
Note means a Mortgage Note the original of which was permanently lost or destroyed.

     The Company and RFC intend that the conveyance by RFC to the Company of all its right, title and interest in and to the Mortgage Loans pursuant to this
Section 2 shall be, and shall be construed as, a sale of the Mortgage Loans by
RFC to the Company. It is, further, not intended that such conveyance be deemed to be a pledge of the Mortgage Loans by RFC to the Company to secure a debt or other obligation of RFC. However, in the event that the Mortgage Loans are held to be property of RFC, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (a)
this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Minnesota Uniform Commercial Code and the
Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in this Section shall be deemed to be a grant by RFC to the Company of a security interest in all of RFC's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including (i) with respect to each Cooperative
Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary
Lease, Cooperative Stock Certificate, Cooperative Lease, any insurance policies and all other documents in the related Mortgage File and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the Mortgage Notes, the
Mortgages, any related insurance policies and all other documents in the related
Mortgage Files, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and (C) any and all general intangibles, payment intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property and other property of whatever kind or description now existing or hereafter acquired consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party", or possession by a purchaser or a person designated by him, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial
Code and the Uniform Commercial Code of any other applicable jurisdiction
(including, without limitation, Section 9-305, 8-313 or 8-321 thereof); and (d)
notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. RFC shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, RFC shall prepare and deliver to the Company no less

than 15 days prior to any filing date, and the Company shall file, or shall cause to be filed, at the expense of RFC, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial
Code as in effect in any jurisdiction to perfect the Company's security interest in or lien on the Mortgage Loans including without limitation (x) continuation statements and (y) such other statements as may be occasioned by (1) any change of name of RFC or the Company, (2) any change of location of the state of formation, place of business or the chief executive office of RFC, or (3) any transfer of any interest of RFC in any Mortgage Loan.

     3. Concurrently with the execution and delivery hereof, the Company hereby assigns to or at the direction of RFC without recourse all of its right, title and interest in and to the Retained Certificates as part of the consideration payable to RFC by the Company pursuant to this Agreement.

     4. RFC represents and warrants to the Company, with respect to each
Mortgage Loan that on the date of execution hereof (or, if otherwise specified below, as of the date so specified),

          (a) The information set forth in the Mortgage Loan Schedule for such
     Mortgage Loans is true and correct in all material respects as of the date or dates respecting which such information is furnished;

          (b) Each Mortgage Loan constitutes a qualified mortgage under Section
     860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1);

          (c) Immediately prior to the conveyance of the Mortgage Loans to the
     Trustee, RFC had good title to, and was the sole owner of, each Mortgage
     Loan free and clear of any pledge, lien, encumbrance or security interest
     (other than rights to servicing and related compensation) and such conveyance validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

          (d) Each Mortgage Note constitutes a legal, valid and binding obligation of the Mortgagor enforceable in accordance with its terms except as limited by bankruptcy, insolvency or other similar laws affecting generally the enforcement of creditors' rights;

          (e) To the best of RFC's knowledge as of the Cut-off Date, and except as noted in (h) below, there is no default, breach, violation or event of acceleration existing under the terms of any Mortgage Note or Mortgage and no event which, with notice and expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration under the terms of any Mortgage Note or Mortgage, and no such default, breach, violation or event of acceleration has been waived by RFC or by any other entity involved in servicing a Mortgage Loan;

          (f) Each of the Mortgage Loans with Loan-to-Value Ratios at origination in excess of 80% will be insured by a Primary Insurance Policy covering the amount of such Mortgage Loan in excess of 75% except for up to
     50.9% of the Mortgage Loans, which are Mortgage Loans with a Loan-to-Value
     Ratio at origination in excess of 80% that are not insured by a Primary
     Insurance Policy;

          (g) The related Mortgagor is not currently in bankruptcy proceedings with respect to any of the Mortgage Loans;

          (h) As of the Cut-Off Date, 0.5% of the Mortgage Loans are 30 to 59
     days delinquent in payment of principal and interest and none of the
     Mortgage Loans are 60 or more days Delinquent in payment of principal and interest;

          (i) None of the Mortgage Loans are Buy-Down Mortgage Loans;

          (j) To the best of RFC's knowledge, there is no delinquent tax or assessment lien against any related Mortgaged Property;

          (k) No Mortgagor has any valid right of offset, defense or counterclaim as to the related Mortgage Note or Mortgage, except as may be provided under the Servicemembers Civil Relief Act;

          (l) No Mortgage Loan provides for payments that are subject to reduction by withholding taxes levied by any foreign (non-United States)
     sovereign government;

          (m) (1) The proceeds of each Mortgage Loan have been fully disbursed and (2) to the best of RFC's knowledge, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off site improvements and as to disbursements of any escrow funds therefor (including any escrow funds held to make Monthly Payments pending completion of such improvements) have been complied with. All costs, fees and expenses incurred in making, closing or recording the
     Mortgage Loans were paid;

          (n) To the best of RFC's knowledge, with respect to each Mortgage
     Loan, there are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of the related Mortgage, except such liens that are insured or indemnified against by a title insurance policy;

          (o) With respect to each Mortgage Loan, a policy of title insurance was effective as of the closing of each Mortgage Loan, is valid and binding, and remains in full force and effect, unless the Mortgaged
     Properties are located in the State of Iowa and an attorney's certificate has been provided;

          (p) Each Mortgaged Property is free of damage and in good repair and no notice of condemnation has been given with respect thereto and RFC knows of nothing involving any Mortgaged Property that could reasonably be expected to materially adversely affect the value or marketability of any
     Mortgaged Property;

          (q) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder adequate to realize the benefits of the security against the Mortgaged Property, including (i) in the case of a Mortgage that is a deed of trust, by trustee's sale, or (ii)
     by judicial foreclosure or, if applicable, non judicial foreclosure, and to the best of RFC's knowledge, there is no homestead or other exemption available to the Mortgagor that would interfere with such right to sell at a trustee's sale or right to foreclosure, subject in each case to applicable federal and state laws and judicial precedents with respect to bankruptcy and right of redemption;

          (r) To the best of RFC's knowledge, with respect to each Mortgage that is a deed of trust, a trustee duly qualified under applicable law to serve as such is properly named, designated and serving, and except in connection with a trustee's sale after default by a Mortgagor, no fees or expenses are payable by the seller or RFC to the trustee under any Mortgage that is a deed of trust;

          (s) If the improvements securing a Mortgage Loan are located in a federal designated special flood hazard area, flood insurance in the amount required under the Program Guide covers such Mortgaged Property (either by coverage under the federal flood insurance program or by coverage from private insurers);

          (t) To the extent an appraisal was made on a Mortgage Loan, the appraisal was made by an appraiser who meets the minimum qualifications for appraisers as specified in the Program Guide;

          (u) Each Mortgage Loan is covered by a standard hazard insurance policy;

          (v) If any of the Mortgage Loans are secured by a leasehold interest, with respect to each leasehold interest: the use of leasehold estates for residential properties is an accepted practice in the area where the related Mortgaged Property is located; residential property in such area consisting of leasehold estates is readily marketable; the lease is recorded and no party is in any way in breach of any provision of such lease; the leasehold is in full force and effect and is not subject to any prior lien or encumbrance by which the leasehold could be terminated or subject to any charge or penalty; and the remaining term of the lease does not terminate less than ten years after the maturity date of such Mortgage
     Loan;

          (w) To the best of RFC's knowledge, any escrow arrangements established with respect to any Mortgage Loan are in compliance with all applicable local, state and federal laws and are in compliance with the terms of the related Mortgage Note;

          (x) None of the Mortgage Loans in the mortgage pool are loans that, under applicable state or local law in effect at the time of origination of the loan, are referred to as (1) "high-cost" or "covered" loans or (2) any other similar designation if the law imposes greater restrictions or additional legal liability for residential mortgage loans with high interest rates, points and/or fees;

          (y) None of the proceeds for the Mortgage Loans were used to finance the purchase of single premium credit insurance policies;

          (z) None of the Mortgage Loans contain prepayment penalties that extend beyond five years after the date of origination;

          (aa) None of the Mortgage Loans are subject to the Homeownership Act;

          (bb) Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable anti-predatory lending laws;

          (cc) No Mortgage Loan was originated on or after October 1, 2002 and before March 7, 2003, which is secured by property located in the State of
     Georgia;

          (dd) No Mortgage Loan is a High Cost Loan or Covered Loan, as
     applicable (as such terms are defined in Appendix E of the Standard &
     Poor's Glossary For File Format For LEVELS(R) Version 5.6c Revised
     (attached hereto as Exhibit 1)); and

          (ee) Each Mortgage Loan listed on the attached Schedule B has an original term to maturity of 360 months and an original amortization term of 480 months.

     Upon discovery by RFC or upon notice from the Company or the Trustee of a breach of the foregoing representations and warranties in respect of any
Mortgage Loan, or upon the occurrence of a Repurchase Event as described in
Section 5 below, which materially and adversely affects the interests of any holders of the Certificates or the Company in such Mortgage Loan (notice of which shall be given to the Company by RFC, if it discovers the same), RFC shall, within 90 days after the earlier of its discovery or receipt of notice thereof, either cure such breach or Repurchase Event in all material respects or, except as otherwise provided in Section 2.04 of the Pooling and Servicing
Agreement, either (i) purchase such Mortgage Loan from the Trustee or the
Company, as the case may be, at a price equal to the Purchase Price for such
Mortgage Loan or (ii) substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan in the manner and subject to the limitations set forth in
Section 2.04 of the Pooling and Servicing Agreement. If the breach of representation and warranty that gave rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to this Section 4 was the representation and warranty set forth in clause (bb) of this Section 4, then RFC shall pay to the
Trust Fund, concurrently with and in addition to the remedies provided in the preceding sentence, an amount equal to any liability, penalty or expense that was actually incurred and paid out of or on behalf of the Trust Fund, and that directly resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment. Notwithstanding the foregoing, RFC shall not be required to cure breaches, Repurchase Events or purchase or substitute for Mortgage Loans as provided above if the substance of such breach or Repurchase Event also constitutes fraud in the origination of the Mortgage
Loan.

     5. With respect to each Mortgage Loan, a repurchase event ("Repurchase
Event") shall have occurred if one or both of the following occur: (A) it is discovered that, as of the date hereof, the related Mortgage was not a valid first lien on the related Mortgaged Property subject only to (i) the lien of real property taxes and assessments not yet due and payable, (ii) covenants, conditions, and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage and such other permissible title exceptions as are listed in the Program Guide and (iii) other matters to which like properties are commonly subject which do not materially adversely affect the value, use, enjoyment or marketability of the Mortgaged
Property or (B) it is discovered that, as of the time of its origination and as of the date of execution hereof, the Mortgage Loan did not comply in all material respects with all applicable local, state and federal laws. In addition, with respect to any Mortgage Loan listed on the attached Schedule A with respect to which any document or documents constituting a part of the
Mortgage File are missing or defective in any material respect, if such Mortgage
Loan subsequently is in default and the enforcement thereof or of the related
Mortgage is materially and adversely affected by the absence or defectiveness of any such document or documents, a Repurchase Event shall be deemed to have occurred and RFC will be obligated to repurchase or substitute for such Mortgage
Loan in the manner set forth in Section 4 above.

     6. Concurrently with the execution and delivery hereof, RFC hereby assigns to the Company, and the Company hereby assumes, all of RFC's rights and obligations under the Seller Contracts with respect to the Mortgage Loans to be serviced under the Pooling and Servicing Agreement, insofar as such rights and obligations relate to (a) any representations and warranties regarding a
Mortgage Loan made by a Seller under any Seller Contract and any remedies available under the Seller Contract for a breach of any such representations and warranties if (i) the substance of such breach also constitutes fraud in the origination of the Mortgage Loan or (ii) the representation and warranty relates to the absence of toxic materials or other environmental hazards that could affect the Mortgaged Property, or (b) the Seller's obligation to deliver to RFC the documents required to be contained in the Mortgage File and any rights and remedies available to RFC under the Seller Contract in respect of such obligation or in the event of a breach of such obligation; provided that, notwithstanding the assignment and assumption hereunder, RFC shall have the concurrent right to exercise remedies and pursue indemnification upon a breach by a Seller under any Seller Contract of any of its representations and warranties and RFC shall exercise reasonable efforts to enforce a Seller's obligation to purchase a Mortgage Loan from the Company in accordance with the time frame described in the Program Guide. If the Company or RFC asserts that it is not required to cure breaches or to purchase or substitute for Mortgage Loans under the Pooling and Servicing Agreement because the substance of the breach also constitutes fraud in the origination of any Mortgage Loan, then the substance of the related breach shall automatically be deemed to constitute fraud in the origination of a Mortgage Loan for purposes of clause (i) of this
Section 6; provided, however, that if the related Seller provides RFC with reasonable evidence that the substance of such breach does not constitute fraud, then it shall no longer be deemed to constitute fraud in the origination of a
Mortgage Loan for purposes of clause (i) of this Section 6.

     7. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person shall have any right or obligation hereunder.

     8. RFC, as master servicer under the Pooling and Servicing Agreement (the
"Master Servicer"), shall not waive (or permit a sub-servicer to waive) any
Prepayment Charge unless: (i) the enforceability thereof shall have been limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally, (ii) the enforcement thereof is illegal, or any local, state or federal agency has threatened legal action if the prepayment penalty is enforced, (iii) the collectability thereof shall have been limited due to acceleration in connection with a foreclosure or other involuntary payment or (iv) such waiver is standard and customary in servicing similar Mortgage Loans and relates to a default or a reasonably foreseeable default and would, in the reasonable judgment of the Master Servicer, maximize recovery of total proceeds taking into account the value of such Prepayment
Charge and the related Mortgage Loan. In no event will the Master Servicer waive a Prepayment Charge in connection with a refinancing of a Mortgage Loan that is not related to a default or a reasonably foreseeable default. If a Prepayment
Charge is waived, but does not meet the standards described above, then the
Master Servicer is required to pay the amount of such waived Prepayment Charge to the holder of the Class SB Certificates at the time that the amount prepaid on the related Mortgage Loan is required to be deposited into the Custodial
Account. Notwithstanding any other provisions of this Agreement, any payments made by the Master Servicer in respect of any waived Prepayment Charges pursuant to this Section shall be deemed to be paid outside of the Trust Fund and not part of any REMIC.

     9. This Agreement will be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law principles thereof, other than Sections 5-1401 and 5-1402 of the New York General
Obligations Law.

         IN WITNESS WHEREOF, the parties have entered into this Assignment and
Assumption Agreement as of the date first above written.

                                       RESIDENTIAL FUNDING CORPORATION

                                       By:  /s/ Tim Jacobson
                                           -------------------------------------
                                       Name:  Tim Jacobson
                                       Title: Associate

                                       RESIDENTIAL ASSET MORTGAGE
                                       PRODUCTS, INC.

                                       By:  /s/ Joseph Orning
                                           -------------------------------------
                                       Name:  Joseph Orning
                                       Title: Vice President

                                   SCHEDULE A

            Schedule of Mortgage Loans with Defective Mortgage Files

                                 (see attached)

                                   SCHEDULE B

 Schedule of Mortgage Loans with original term to maturity of 360 months and an original amortization term of 480 months

                                 (see attached)

                                    EXHIBIT 1

APPENDIX E - STANDARD & POOR'S PREDATORY LENDING CATEGORIES

Standard & Poor's has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in
Standard & Poor's High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

                                                          REVISED April 18, 2006

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

---------------------------------------------------------------------------------------------------------------------
       State/Jurisdiction              Name of Anti-Predatory Lending                  Category under Applicable
                                              Law/Effective Date                       Anti-Predatory Lending Law
---------------------------------------------------------------------------------------------------------------------

Arkansas                           Arkansas Home Loan Protection Act, Ark. Code      High Cost Home Loan
                                   Ann. ss.ss. 23-53-101 et seq.

                                   Effective July 16, 2003
---------------------------------------------------------------------------------------------------------------------

Cleveland Heights, OH              Ordinance No. 72-2003 (PSH), Mun. Code ss.ss.     Covered Loan
                                   757.01 et seq.

                                   Effective June 2, 2003
---------------------------------------------------------------------------------------------------------------------
Colorado                           Consumer Equity Protection, Colo. Stat. Ann.      Covered Loan
                                   ss.ss. 5-3.5-101 et seq.

                                   Effective for covered loans offered or entered
                                   into on or after January 1, 2003. Other
                                   provisions of the Act took effect on June 7,
                                   2002
---------------------------------------------------------------------------------------------------------------------
Connecticut                        Connecticut Abusive Home Loan Lending Practices   High Cost Home Loan
                                   Act, Conn. Gen. Stat. ss.ss. 36a-746 et seq.

                                   Effective October 1, 2001
---------------------------------------------------------------------------------------------------------------------
District of Columbia               Home Loan Protection Act, D.C. Code ss.ss.        Covered Loan
                                   26-1151.01 et seq.

                                   Effective for loans closed on or after January
                                   28, 2003
---------------------------------------------------------------------------------------------------------------------
Florida                            Fair Lending Act, Fla. Stat. Ann. ss.ss.          High Cost Home Loan
                                   494.0078 et seq.

                                   Effective October 2, 2002
---------------------------------------------------------------------------------------------------------------------

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

---------------------------------------------------------------------------------------------------------------------
       State/Jurisdiction              Name of Anti-Predatory Lending                  Category under Applicable
                                              Law/Effective Date                       Anti-Predatory Lending Law
---------------------------------------------------------------------------------------------------------------------

Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann. ss.ss.    High Cost Home Loan
2003)                              7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------------------------------------------------------------------------------------------
Georgia as amended (Mar. 7, 2003   Georgia Fair Lending Act, Ga. Code Ann. ss.ss.    High Cost Home Loan
- current)                         7-6A-1 et seq.

                                   Effective for loans closed on or after March 7,
                                   2003
---------------------------------------------------------------------------------------------------------------------
HOEPA Section 32                   Home Ownership and Equity Protection Act of       High Cost Loan
                                   1994, 15 U.S.C. ss. 1639, 12 C.F.R. ss.ss.
                                   226.32 and 226.34

                                   Effective October 1, 1995, amendments October
                                   1, 2002
---------------------------------------------------------------------------------------------------------------------
Illinois                           High Risk Home Loan Act, Ill. Comp. Stat. tit.    High Risk Home Loan
                                   815, ss.ss. 137/5 et seq.

                                   Effective January 1, 2004 (prior to this date,
                                   regulations under Residential Mortgage License
                                   Act effective from May 14, 2001)
---------------------------------------------------------------------------------------------------------------------
Kansas                             Consumer Credit Code, Kan. Stat. Ann. ss.ss.      High Loan to Value Consumer
                                   16a-1-101 et seq.                                 Loan (id. ss. 16a-3-207) and;

                                   Sections 16a-1-301 and 16a-3-207 became
                                   effective April 14, 1999; Section 16a-3-308a      --------------------------------
                                   became effective July 1, 1999
                                                                                     High APR Consumer Loan (id.
                                                                                     ss. 16a-3-308a)
---------------------------------------------------------------------------------------------------------------------
Kentucky                           2003 KY H.B. 287 - High Cost Home Loan Act, Ky.   High Cost Home Loan
                                   Rev. Stat. ss.ss. 360.100 et seq.

                                   Effective June 24, 2003
---------------------------------------------------------------------------------------------------------------------
Maine                              Truth in Lending, Me. Rev. Stat. tit. 9-A,        High Rate High Fee Mortgage
                                   ss.ss. 8-101 et seq.

                                   Effective September 29, 1995 and as amended
                                   from time to time
---------------------------------------------------------------------------------------------------------------------

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

---------------------------------------------------------------------------------------------------------------------
       State/Jurisdiction              Name of Anti-Predatory Lending                  Category under Applicable
                                              Law/Effective Date                       Anti-Predatory Lending Law
---------------------------------------------------------------------------------------------------------------------

Massachusetts                      Part 40 and Part 32, 209 C.M.R. ss.ss. 32.00 et   High Cost Home Loan
                                   seq. and 209 C.M.R. ss.ss. 40.01 et seq.

                                   Effective March 22, 2001 and amended from time
                                   to time
---------------------------------------------------------------------------------------------------------------------
Nevada                             Assembly Bill No. 284, Nev. Rev. Stat. ss.ss.     Home Loan
                                   598D.010 et seq.

                                   Effective October 1, 2003
---------------------------------------------------------------------------------------------------------------------
New Jersey                         New Jersey Home Ownership Security Act of 2002,   High Cost Home Loan
                                   N.J. Rev. Stat. ss.ss. 46:10B-22 et seq.

                                   Effective for loans closed on or after November
                                   27, 2003
---------------------------------------------------------------------------------------------------------------------
New Mexico                         Home Loan Protection Act, N.M. Rev. Stat.         High Cost Home Loan
                                   ss.ss. 58-21A-1 et seq.

                                   Effective as of January 1, 2004; Revised as of
                                   February 26, 2004
---------------------------------------------------------------------------------------------------------------------
New York                           N.Y. Banking Law Article 6-l                      High Cost Home Loan

                                   Effective for applications made on or after
                                   April 1, 2003
---------------------------------------------------------------------------------------------------------------------
North Carolina                     Restrictions and Limitations on High Cost Home    High Cost Home Loan
                                   Loans, N.C. Gen. Stat. ss.ss. 24-1.1E et seq.

                                   Effective July 1, 2000; amended October 1, 2003
                                   (adding open-end lines of credit)
---------------------------------------------------------------------------------------------------------------------
Ohio                               H.B. 386 (codified in various sections of the     Covered Loan
                                   Ohio Code), Ohio Rev. Code Ann. ss.ss. 1349.25
                                   et seq.

                                   Effective May 24, 2002
---------------------------------------------------------------------------------------------------------------------
Oklahoma                           Consumer Credit Code (codified in various         Subsection 10 Mortgage
                                   sections of Title 14A)

                                   Effective July 1, 2000; amended effective
                                   January 1, 2004
---------------------------------------------------------------------------------------------------------------------

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

---------------------------------------------------------------------------------------------------------------------
       State/Jurisdiction              Name of Anti-Predatory Lending                  Category under Applicable
                                              Law/Effective Date                       Anti-Predatory Lending Law
---------------------------------------------------------------------------------------------------------------------

South Carolina                     South Carolina High Cost and Consumer Home        High Cost Home Loan
                                   Loans Act, S.C. Code Ann. ss.ss. 37-23-10 et
                                   seq.

                                   Effective for loans taken on or after January
                                   1, 2004
---------------------------------------------------------------------------------------------------------------------
West Virginia                      West Virginia Residential Mortgage Lender,        West Virginia Mortgage Loan
                                   Broker and Servicer Act, W. Va. Code Ann.         Act Loan
                                   ss.ss. 31-17-1 et seq.

                                   Effective June 5, 2002
---------------------------------------------------------------------------------------------------------------------

STANDARD & POOR'S COVERED LOAN CATEGORIZATION

---------------------------------------------------------------------------------------------------------------------
                                                                                             Category under
                                            Name of Anti-Predatory Lending                  Applicable Anti-
       State/Jurisdiction                         Law/Effective Date                      Predatory Lending Law
---------------------------------------------------------------------------------------------------------------------

Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann. ss.ss.    Covered Loan
2003)                              7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------------------------------------------------------------------------------------------
New Jersey                         New Jersey Home Ownership Security Act of 2002,   Covered Home Loan
                                   N.J. Rev. Stat. ss.ss. 46:10B-22 et seq.

                                   Effective November 27, 2003 - July 5, 2004
---------------------------------------------------------------------------------------------------------------------

Standard & Poor's Home Loan Categorization

---------------------------------------------------------------------------------------------------------------------
                                                                                             Category under
                                            Name of Anti-Predatory Lending                   Applicable Anti-
       State/Jurisdiction                         Law/Effective Date                      Predatory Lending Law
---------------------------------------------------------------------------------------------------------------------

Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann. ss.ss.    Home Loan
2003)                              7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------------------------------------------------------------------------------------------
New Jersey                         New Jersey Home Ownership Security Act of 2002,   Home Loan
                                   N.J. Rev. Stat. ss.ss. 46:10B-22 et seq.

                                   Effective for loans closed on or after November
                                   27, 2003
---------------------------------------------------------------------------------------------------------------------
New Mexico                         Home Loan Protection Act, N.M. Rev. Stat.         Home Loan
                                   ss.ss. 58-21A-1 et seq.

                                   Effective as of January 1, 2004; Revised as of
                                   February 26, 2004
---------------------------------------------------------------------------------------------------------------------
North Carolina                     Restrictions and Limitations on High Cost Home    Consumer Home Loan
                                   Loans, N.C. Gen. Stat. ss.ss. 24-1.1E et seq.

                                   Effective July 1, 2000; amended October 1, 2003
                                   (adding open-end lines of credit)
---------------------------------------------------------------------------------------------------------------------
South Carolina                     South Carolina High Cost and Consumer Home        Consumer Home Loan
                                   Loans Act, S.C. Code Ann. ss.ss. 37-23-10 et
                                   seq.

                                   Effective for loans taken on or after January
                                   1, 2004
---------------------------------------------------------------------------------------------------------------------